UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

WINGSTOP INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
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	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Tabulator: P.O. BOX 8016, CARY, NC 27512-9903	Wingstop Inc.
Important Notice Regarding the
Availability of Proxy Materials
Stockholders Meeting to be held on
May 27, 2021
For Stockholders as of March 29, 2021

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

To view the proxy statement and annual report, and to obtain instructions on how to attend the meeting, go to: www.proxydocs.com/WING
To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.
Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet.

For a convenient way to view proxy materials

and VOTE go to www.proxydocs.com/WING

Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions.

If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before May 17, 2021.

To order paper materials, use one of the following methods.

INTERNET	TELEPHONE	* E-MAIL
www.investorelections.com/WING	(866) 648-8133	paper@investorelections.com
When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above.

* If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material.

Wingstop Inc. Notice of Annual Meeting

Meeting Materials Available to View or Receive: Proxy Statement and Annual Report
Meeting Type: Annual Meeting of Stockholders
Date:	Thursday, May 27, 2021
Time:	10:00 AM, Central Time

Place:	Annual Meeting to be held live via the Internet
Please visit www.proxydocs.com/WING for more details.

You must register to attend the meeting online and/or participate at www.proxydocs.com/WING

SEE REVERSE FOR FULL AGENDA

Wingstop Inc.

Annual Meeting of Stockholders

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR EACH OF THE DIRECTOR NOMINEES IN ITEM 1 AND FOR PROPOSALS 2 AND 3

PROPOSAL

1.	Election of Directors for terms that expire at the 2024 Annual Meeting of Stockholders

1.01 Charles R. Morrison

1.02 Kate S. Lavelle

1.03 Kilandigalu (Kay) M. Madati

2.	Ratify the appointment of KPMG LLP as our independent registered public accounting firm for fiscal year 2021.

3.	Approve, on an advisory basis, the compensation of our named executive officers.

4.	Consider and act upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.